UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2006

RED SKY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-51241
(Commission File Number)

98-0443283
(IRS Employer Identification No.)

Suite 2410, 650 West Georgia Street, P.O. Box 11524
Vancouver, British Columbia, V6B 4N7, Canada
(Address of principal executive offices and Zip Code)

(604) 689-8336
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 2, 2006, D. Barry Lee resigned Director and President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary.

On May 2, 2006, we appointed Jeff Gillis as a Director and President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary. During the last years, Mr. Gillis has served as the President of pickthewin.com, an online company which sold sports data and statistical information. Mr. Gillis also served as the Vice-President of Prince Media which is a marketing company involved in print advertising. Prior to that he was the Investor Relations contact for IXOU.com, an internet based start-up company catering to high-end retail sales.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED SKY RESOURCES INC.

By: /s/ Jeff Gillis

Jeff Gillis
President, Chief Executive Officer,
Chief Financial Officer, Treasurer, Secretary and Director

Date: May 2, 2006